UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2005
DEVELOPERS DIVERSIFIED REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 755-5500
__________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
SIGNATURES
Exhibit 99.1 News Release for Sale of Office Dated Aug 8, 2005
Exhibit 99.2 News Release for Acquisition Dated August 8, 2005
Exhibit 99.3 Portfolio Information

Item 7.01 — Regulation FD Disclosure
On August 8, 2005, the Company issued a News Release announcing the sale of its office and industrial portfolio (the “News Release — Sale of Assets”), a News Release announcing the acquisition of Mervyns Real Estate Portfolio (the “News Release — Acquisition of Assets”) and a supplement containing property information of the Mervyns Real Estate Portfolio (“Portfolio Information”). A Copy of the News Releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and a copy of the Portfolio Information is attached hereto as Exhibit 99.3. This information is being furnished under Item 7.01 (Regulation FD Disclosure), pursuant to SEC Release No. 33-8216. This information is provided on the Company’s website at www.ddr.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation
(Registrant)

Date August 8, 2005	/s/ William H. Schafer
William H. Schafer Senior Vice President and Chief Financial Officer